MAINSTAY VP FUNDS TRUST

Supplement dated October 4, 2016 (“Supplement”) to the Prospectus dated May 1, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

The sixth paragraph of the subsection entitled “Who Manages Your Money?” under the section entitled “The Fund and its Management” is deleted and replaced with the following:

Additionally, the shareholders of MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay VP Cornerstone Growth Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP Emerging Markets Equity Portfolio, MainStay VP Janus Balanced Portfolio, MainStay VP MFS® Utilities Portfolio, MainStay VP PIMCO Real Return Portfolio, MainStay VP T. Rowe Price Equity Income Portfolio and MainStay VP VanEck Global Hard Assets Portfolio have approved operating under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, including in the manner contemplated by the Current Order. The other Portfolios covered by this Prospectus have not approved the use of the Current Order with respect to affiliated subadvisors, including any Wholly-Owned Subadvisors. Shareholders of these Portfolios must separately approve the use of the Current Order before it may be relied upon to hire or to modify subadvisory agreements with Wholly-Owned Subadvisors.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.